Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 02/12/2010 09:52 AM
Original ID: 2009-000571407
Amendment ID: 2010-000834172

Profit Corporation
Articles of Correction

1. Corporation name:

EnviraTrends, Inc.

2. Document to be corrected: Articles of Incorporation

3. Filed with the Wyoming Secretary of State on: 06/23/2009 *(Date – mm/dd/yyyy)*

4. Incorrect statement:

The names and the Post Office address of the first Board of Directors shall be one (1) in number and listed as follows: Names: Russell Haraburda, Braxton Jones, Paul Hansen and Roger Prasad Address: 2710 Thomas Ave., Cheyenne WY 82001

5. Reason it is incorrect or manner in which the execution was defective:

two individuals who were not formally elected to the Board were inadvertently included as directors

6. Correct statement:

The names and the Post Office address of the first Board of Directors shall be two (2) in number and listed as follows: Names: Russell Haraburda and Braxton Jones, Address: 2710 Thomas Ave., Cheyenne WY 82001

Date: 01/28/2010 *(mm/dd/yyyy)*

Signature: [signature]

Print Name: Russell Haraburda

Title: President

Contact Person: Russell Haraburda

Daytime Phone Number: (914) 365-8835

RECEIVED
FEB 1 2010
SECRETARY OF STATE
WYOMING

Checklist

- [x] ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
- [ ] The document may be executed by the Chairman of the Board, President or another or its officers.
- [ ] Please submit one **originally signed** document and one exact photocopy of the filing.
- [ ] **Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing of your documents.**

RECEIVED
FEB 8 2010
SECRETARY OF STATE
WYOMING